UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 22, 2006

Cape Fear Bank Corporation

(Exact name of registrant specified in its charter)

North Carolina	000-51513	20-3035898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1117 Military Cutoff Road, Wilmington, North Carolina	28405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (910) 509-2000

[not applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Severance Agreements. On November 22, 2006, Cape Fear Bank Corporation (“BankCorp”) entered into Severance Agreements with:

(1)	Lynn M. Burney, Senior Vice President and Chief Operations Officer of BankCorp and Cape Fear Bank (the “Bank”),

(2)	Larry W. Flowers, Executive Vice President and Chief Credit Officer of BankCorp and the Bank, and

(3)	Betty V. Norris, Senior Vice President, Treasurer, and Chief Financial Officer of BankCorp and the Bank

The Severance Agreements supersede and replace in their entirety the March 22, 1999 Change of Control Agreements between the Bank and these officers, as amended by Amendment No. 1 in March 2002, and Amendment No. 2 in May 2005. The new Agreements provide for the same amounts of payments to the officers, under substantially the same conditions, as would have applied under the Change in Control Agreements. The purpose of the new agreements is to ensure that payments made to the officers are in compliance with Section 409A of the Internal Revenue Code of 1986, as amended, which was added to the Internal Revenue Code by the American Jobs Creation Act of 2004.

Amended Employment Agreement. J. Cameron Coburn, President and Chief Executive Officer of BankCorp and the Bank, is not a party to a Change of Control Agreement or a Severance Agreement, but he is a party to an Employment Agreement with the Bank dated as of June 23, 2005. On November 22, 2006, BankCorp and the Bank entered into an amended Employment Agreement with Mr. Coburn. There was no change in the amount of benefits payable under the agreement. The principal purpose of the amendment is to ensure that payments made under the Employment Agreement are in compliance with Section 409A.

Amended Director Elective Income Deferral Agreements. Director Elective Income Deferral Agreements entered into by the Bank on December 16, 2004, with Walter L. Crouch, Jr., Windell Daniels, Craig S. Relan, Jerry D. Sellers, and John Davie Waggett, who serve as directors of BankCorp and the Bank, were amended and restated effective on November 22, 2006. Like the new Severance Agreements and the amendment of Mr. Coburn’s Employment Agreement, the Director Elective Income Deferral Agreements were amended for the principal purpose of ensuring that benefits under the agreements are paid in a manner and at a time that are consistent with Section 409A.

The above summaries are qualified in their entirety by reference to the forms of the agreements themselves attached as Exhibits 10.01 through 10.09 to this Report and incorporated herein by reference.

Item 9.01 Exhibits

The following exhibits are being filed with this report.

10.01	Amended Employment Agreement dated November 22, 2006, between Cape Fear Bank Corporation, Cape Fear Bank, and J. Cameron Coburn

10.02	Severance Agreement dated November 22, 2006, between Cape Fear Bank Corporation and Larry W. Flowers

10.03	Severance Agreement dated November 22, 2006, between Cape Fear Bank Corporation and Betty V. Norris

10.04	Severance Agreement dated November 22, 2006, between Cape Fear Bank Corporation and Lynn M. Burney

10.05	Amended Director Elective Income Deferral Agreement dated November 22, 2006, between Cape Fear Bank and Walter L. Crouch, Jr.

10.06	Amended Director Elective Income Deferral Agreement dated November 22, 2006, between Cape Fear Bank and Windell Daniels

10.07	Amended Director Elective Income Deferral Agreement dated November 22, 2006, between Cape Fear Bank and Craig S. Relan

10.08	Amended Director Elective Income Deferral Agreement dated November 22, 2006, between Cape Fear Bank and Jerry D. Sellers

10.09	Amended Director Elective Income Deferral Agreement dated November 22, 2006, between Cape Fear Bank and J. Davie Waggett

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPE FEAR BANK CORPORATION

Date: November 28, 2006	/s/ Cameron Coburn
Cameron Coburn
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.01	Amended Employment Agreement dated November 22, 2006, between Cape Fear Bank Corporation, Cape Fear Bank, and J. Cameron Coburn

10.02	Severance Agreement dated November 22, 2006, between Cape Fear Bank Corporation and Larry W. Flowers

10.03	Severance Agreement dated November 22, 2006, between Cape Fear Bank Corporation and Betty V. Norris

10.04	Severance Agreement dated November 22, 2006, between Cape Fear Bank Corporation and Lynn M. Burney

10.05	Amended Director Elective Income Deferral Agreement dated November 22, 2006, between Cape Fear Bank and Walter L. Crouch, Jr.

10.06	Amended Director Elective Income Deferral Agreement dated November 22, 2006, between Cape Fear Bank and Windell Daniels

10.07	Amended Director Elective Income Deferral Agreement dated November 22, 2006, between Cape Fear Bank and Craig S. Relan

10.08	Amended Director Elective Income Deferral Agreement dated November 22, 2006, between Cape Fear Bank and Jerry D. Sellers

10.09	Amended Director Elective Income Deferral Agreement dated November 22, 2006, between Cape Fear Bank and J. Davie Waggett